SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             September 30, 2005

Advanstar Communications Inc.

(Exact name of registrant as specified in its charter)

New York	333-57201	59-2757389
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

One Park Avenue, New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 357-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement..

On September 30, 2005, the Board of Directors of Advanstar Holdings, Inc., the parent of Advanstar, Inc. and its subsidiary Advanstar Communications, Inc., approved the amendment and restatement of the Advanstar Holdings Corp. 2000 Management Incentive Plan to increase the shares available for options from 4,047,789 shares to 4,072,789 shares.

The foregoing description of the amendment and restatement does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Advanstar Holdings Corp. 2000 Management Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

C.  Exhibits

Exhibit No.	Document

10.1

Advanstar Holdings Corp. 2000 Management Incentive Plan dated as of October 11, 2000 (as amended) (Filed as an exhibit to the Advanstar, Inc. Form 8-K dated September 30, 2005 and incorporated by reference herein). †

†              Denotes management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSTAR COMMUNICATIONS INC.

Date: October 5, 2005	By:	/s/ DAVID W. MONTGOMERY
Name: David W. Montgomery
Title: Vice President - Finance,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1

Advanstar Holdings Corp. 2000 Management Incentive Plan dated as of October 11, 2000 (as amended) (Filed as an exhibit to the Advanstar, Inc. Form 8-K dated September 30, 2005 and incorporated by reference herein). †

†              Denotes management contract or compensatory plan